SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Schedule of Estimated useful lives
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following rates:

%

Computers and electronic equipment	33
Clinical and medical equipment	10-15

Schedule of fair value for options granted
The fair value for options granted in 2017 and 2016 to employees and directors of the Company is estimated at the date of grant using a Black-Scholes-Merton Options pricing model with the following weighted average assumptions:

	2017	2016

Dividend yield	0%	0%
Expected volatility	75%	75.2%
Risk-free interest	2.1%-3.5%	2.1%-3.6%
Expected life (years)	5.5-6	5.5-6.25